
Apo E
AEM-28


AZX100

Capstone Therapeutics

Operating Update

March 27, 2014

CAPSTONE THERAPEUTICS

Safe Harbor Statement

Statements in this presentation or otherwise attributable to Capstone regarding our business that are not historical facts are forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. These risks include the factors discussed in our Form 10-K for the fiscal year ended December 31, 2013, and other documents we file with the U.S. Securities and Exchange Commission.

Cash Report

Cash Use and Ending Balance	2013
CAPS	$ (1,490,000)
LipimetiX	$ (2,457,000)
Consolidated	$ (3,947,000)
Cash Balance	$ 6,258,000

Note: Cash Balance at December 31, 2013 includes $2.0 million held in and reserved for use by LipimetiX Development, LLC

Qui Tam Lawsuit Update

- Discovery hearing held in December 2013 – duration of discovery process uncertain but underway
- Status conference with new judge held February 2014 to set rules of discovery
- Proposed DOJ/Orthofix settlement accepted by court - had slowed lawsuit progress
- DOJ/US Government has not joined complaint against CAPS
- Settlement/Trial: Timing Unknown

LipimetiX Development LLC (JV)

- CAPS contributed $6M for 60% (ownership)
- 2 tranche funding structure
- $5M of CAPS contribution has preferential distribution right
- LipimetiX LLC (Lipi) contributed UAB license for current/future IP, for 40% (ownership)
- JV contracted Dennis Goldberg, Ph.D. and team to manage program (Benu BioPharma, Inc.)
- Joint Development Committee of JV makes all operating/admin decisions.
  Lipi = 3 seats, CAPS = 2 seats
- Majority member/ownership vote on strategic decisions
- Shutdown provisions for any development roadblocks
- 27-Month program to Q4 2014
- **Common goal to monetize on Phase 2a data**

AEM-28 Rational Design at UAB
– 299 aa down to 28 aa with full function



'Hinge region'
Apolipoprotein E
Arg172
Arg
Cys
158
150
Receptor-
binding
region
136
112
Arg
Cys
244
Major
lipid-binding
region
CO2H-terminal
domain
272
NH2-terminal
domain
LRKLRKRLLR
DWLKAFYDKVAEKLKAEF
AEM-28

Target Indications

- Homozygous Familial Hypercholesterolemia (HoFH)
  - Absence of LDL receptor function
  - Cannot clear LDL or control cholesterol levels
  - Orphan indication, potential for rapid development/ approval
  - Potential $200 million market
- Severe Refractory Hypercholesterolemia
  - Not responsive to lipid lowering
  - Orphan indication targeted
  - Potential $800 million market

Target Indications (cont'd)

- Acute Coronary Syndrome
  - 1,300,000 hospitalizations/year in US alone
  - 10-25% recurrence rate in first year after event
  - Reduce atherosclerosis burden and mortality
  - Potential $11 Billion annual market
  - Will require an outcome study and funding by big Pharma

Homozygous FH Animal Evidence: AEM -28 Reduces LDL & VLDL

- Watanabe Heritable Hyperlipidemic (WHHL) Rabbits have same genetic defect as human FH patients
- WHHL rabbits are refractory to statins, bile acid sequestrants, etc.
- **Single dose of AEM-28 reduces non-HDL cholesterol 45% at 18 hours**


pre IV injection
18 hr post injection
LDL
D LDL
VLDL
D VLDL
HDL
Relative cholesterol (A546)
0.08
0.06
0.04
0.02
0.00
5
10
15
20
25
30
Elution volume (mL)

Also results in reduction of several markers of atherosclerosis

Gupta, et al. Circulation: 2005;111:3112-3118

ACS Animal Evidence:
Direct Artery Wall Effects Reduce Atherosclerosis



Reduction in Atherosclerosis far Exceeds Cholesterol Drop

Control Animal

- Plasma Cholesterol ≈ 1600 mg/dl
- **51% of aorta covered by fatty streaks**

AEM-28 Animal

- Plasma Cholesterol ≈ 1100 mg/dl
- **8% of aorta covered by fatty streaks**

AEM-28 Sustained Effect on Atherosclerotic Lesions in Fat-fed APO E Null Mice 4 Weeks After Stopping Drug Treatment

Representative *en face* Lesions


Control
AEM-28

Figure 6.

***En face* Lesion Area (n=13 in each group)**


En face percent lesion area
25
20
15
10
5
0
†
Saline
AEM-28
†p<0.001

Figure 4.

Poster Presentation at American Heart Association Scientific Sessions, November 19, 2013.
Full Poster available at www.LipimetiX.com

Summary – Apo E Mimetics

- Novel mimetics of key lipid/cholesterol metabolism protein
  - Utilizes alternate receptors on liver to clear atherogenic lipoproteins
  - Induces direct anti-inflammatory and lesion regression effects on artery walls
  - Believed to be only product in development with both effects
- Does not inhibit key regulatory enzymes
- Differentiated mechanistically from other cholesterol-lowering drug classes: Statins and PCSK9s

- **Mechanism of action and published animal data suggest potential for clinical success**

LipimetiX Operating Update – March 2014

- Major Milestones:
  - August 2012 – JV formation and initial funding
  - October 2012 – New AEM-28 drug material commercially manufactured / CMC validated
  - December 2012 – Orphan Drug designation for HOFH indication
  - November 2013 – Completion of comprehensive preclinical studies
  - December 2013/March 2014 – Regulatory filings and meetings in Canada and Australia
  - March 2014 – Expected Clinical Trial Notification (CTN) / allowance to begin human clinical trials in Australia

- Target Schedule:
  - Q2 2014 – Initiate Phase 1a AEM-28 safety study in Australia
  - Q3 2014 – Safety from Phase 1a permitting, commence Phase 1b/2a safety/efficacy study
  - Q4 2014 – Report study data

LipimetiX Operating Update – March 2014

- **Budget:**
  - Total Original Program Cost was ≈ \$6M; Now Estimating ≈ \$6.5M
  - Australia program possible 45% R&D cash rebate may assist funding
  - Remaining escrow funds to be released
  - Available Joint Venture funds anticipated to be adequate to complete development plan (refining final CRO Phase 1a/1b/2a budget now and assuming no further delays/surprises)

AEM-28 Human Protocol Summary

- **Phase 1a**
  - Objective:
    - Safety and Tolerability
    - Evaluate Pharmacokinetics
    - Evaluate Effects on non-HDL, LDL and Total Cholesterol
  - Format:
    - Single Ascending Doses (6 doses delivered IV) in Normal Healthy Volunteers with Elevated Cholesterol
    - n ≈ 36

- **Phase 1b/2a**
  - Objective:
    - Safety and Tolerability
    - Evaluate Pharmacokinetics
    - Evaluate Effects on non-HDL, LDL and Total Cholesterol
  - Format:
    - Multiple Ascending Dose (3 doses delivered IV two weeks apart) in patients with Refractory Hypercholesterolemia
    - n≈ 15

Capstone Summary

- Two Programs:
  - Apo E Mimetic Peptide AEM-28 in LDL and non-HDL Reduction
  - AZX100 in Pulmonary Fibrosis – LRRI Results
- Continue CAPS Virtual Operation (1.5 Employees/ Consultants) to Preserve Cash
- Cash Resources Believed to be Adequate to Reach Value Milestones

CAPSTONE THERAPEUTICS

OTCQB: CAPS

www.capstonethx.com

Capstone Therapeutics
1275 West Washington Street – Suite 101
Tempe, AZ 85281
(602) 286-5520